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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          __________________________


Date of Report (Date of
earliest event reported): August 4, 1998
                          --------------


                        INTERMEDIA COMMUNICATIONS INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


               Delaware                                  59-2913586
       -------------------------                    -------------------
       (State or other jurisdic-                    (I.R.S. Employer
        tion of incorporation or                    Identification No.)
        organization)


                                    0-20135
                           ------------------------
                           (Commission File Number)


       3625 Queen Palm Drive, Tampa, Florida                  33619-1309
       -----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (813) 829-0011
                                                          --------------
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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.
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          On August 4, 1998, the Registrant issued the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 7.  EXHIBITS
-----------------

          Press Releases, dated August 4, 1998.

                                       2
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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 4, 1998

                                        INTERMEDIA COMMUNICATIONS INC.
                                        ------------------------------
                                                  (Registrant)



                                        By:  /s/ Robert M. Manning
                                            ------------------------------
                                            Name:  Robert M. Manning
                                            Title: Senior Vice President and
                                                    Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------


  Exhibit
    No.      Description
  -------    -----------

   99.1      Press Release, dated August 4, 1998.

   99.2      Press Release, dated August 4, 1998.